UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2014 (October 23, 2014)

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas
75248
(Address of principal executive offices)
(Zip Code)

(972) 931-4300
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 23, 2014, Behringer Harvard South Riverside, LLC (“Tier Seller”), an indirect subsidiary of TIER REIT, Inc. (the “Registrant”), entered into an Agreement of Sale by and among Tier Seller, Tier Acquisitions, LLC, a Delaware limited liability company and an indirect subsidiary of the Registrant (“Tier Buyer”), RREEF America L.L.C., a Delaware limited liability company and unaffiliated third party (“RREEF Buyer”), and RREEF Sherry Lane L.P., a Texas limited partnership and unaffiliated third party (“RREEF Seller”), to sell 222 South Riverside Plaza in Chicago, Illinois (the “Property”) to RREEF Buyer. The purchase price for the Property will consist of: (1) $247 million in cash, excluding transaction costs and certain closing credits, prorations and adjustments, and (2) the conveyance by RREEF Seller to Tier Buyer of a 9-story office building with approximately 196,000 square feet located at 5950 Sherry Lane in Dallas, Texas. RREEF Buyer has made an earnest money deposit in the amount of $1 million, and Tier Buyer has made an earnest money deposit in the amount of $500,000, both of which are non-refundable except for specified events. Closing is subject to completion of due diligence by the parties, approval by the Registrant’s board of directors and other closing conditions and is contemplated to occur during the fourth quarter of 2014, subject to closing conditions that could extend the closing to 2015.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the potential sale of the Property described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include the possibility that the transaction may not close on the terms or timeframe described or at all, and other risks described in the “Risk Factors” section of our public filings, including our Annual Report on Form 10-K for the year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: October 28, 2014	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Senior Vice President — Legal, General Counsel & Secretary